File Number333-110037
                                                Filed Pursuant to rule 497(e) of
                                                      the Securities Act of 1933


                                                                   July 14, 2006

                       Pioneer Tax Free Money Market Fund
               Supplement to the May 1, 2006 Class A, B, C Shares,
              Investor Class Shares and Class Y Shares Prospectuses


The following supplements and, to the extent inconsistent with the prospectus, supersedes the sections of the prospectus referenced below. Please refer to the applicable prospectus for the full text of the supplemented sections.

Buying, exchanging and selling shares

Net asset value
The fund's net asset value is the value of its portfolio of securities plus any other assets minus its operating expenses and any other liabilities. The fund calculates a net asset value for each class of shares twice daily, every day the New York Stock Exchange is open, at 12:00 p.m. Eastern time and when regular trading closes (normally 4:00 p.m. Eastern time).

The following replaces the "Share price" text box:

Share price
The net asset value per share next calculated after your transaction, adjusted for any applicable sales charge.

General rules on buying, exchanging and selling your fund shares

Share price
If you place an order to purchase, exchange or sell shares with the transfer agent or a broker-dealer by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time) (except for orders received by 12:00 p.m. meeting the requirements referenced below), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent or a broker-dealer after 4:00 p.m., or your order is not in good order, your transaction will be completed at the share price next determined after your order is received in good order by the fund. The broker-dealer is responsible for transmitting your order to the fund in a timely manner.

You begin earning dividends on the first business day after the fund is credited with same day funds for your purchase. However, if your purchase order is received by the fund by 12:00 p.m. with payment through same-day wire meeting the requirements referenced below, you also will receive dividends declared that day.

There are special requirements if you wish to purchase fund shares by wire, have your order executed at 12:00 p.m. and receive dividends for that day. You or your investment firm must contact the fund's transfer agent, Pioneer Investment Management Shareholder Services, Inc. at 1-800-225-6292, to be pre-approved.

Wire transfers normally take two or more hours to complete and a fee may be charged by the sending bank.

Selling
There are special requirements if you wish to have your order executed at 12:00 p.m. and receive your redemption proceeds by wire that same day. You or your investment firm must contact the fund's transfer agent, Pioneer Investment Management Shareholder Services, Inc. at 1-800-225-6292, to be pre-approved. You will not receive that day's dividend.





                                                                19734-00-0706
                                     (C) 2006 Pioneer Funds Distributor, Inc.
                                          Underwriter of Pioneer mutual funds
                                                                  Member SIPC